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                      METROPOLITAN LIFE INSURANCE COMPANY
                NEW ENGLAND LIFE RETIREMENT INVESTMENT ACCOUNT

                     INDIVIDUAL VARIABLE ANNUITY CONTRACTS
                         SUPPLEMENT DATED MAY 1, 2011
                                      TO
                PROSPECTUS DATED MAY 1, 1988 (AS SUPPLEMENTED)

This supplement updates certain information contained in your last prospectus dated May 1, 1988 and subsequent supplements. You should read and retain this supplement.

We currently are not offering any new Contracts. However, Contract Owners of existing flexible purchase payment variable annuity contracts may continue to make purchase payments.

The current investment options available under your Contract include 1 Fixed Account option and the 5 Eligible Funds listed below:

             METROPOLITAN SERIES FUND,  BlackRock Money Market
               INC. -- CLASS B            Portfolio
               BlackRock Bond Income    Davis Venture Value
                Portfolio                 Portfolio
               BlackRock Legacy Large   MFS(R) Value Portfolio
                Cap Growth Portfolio

Current prospectuses for the Eligible Funds may be obtained by calling 1-800-777-5897.

The Financial Industry Regulatory Authority (FINRA) provides background information about broker-dealers and their registered representatives through FINRA BrokerCheck. You may contact the FINRA BrokerCheck Hotline at 1-800-289-9999, or log on to www.finra.org. An investor brochure that includes information describing FINRA BrokerCheck is available through the Hotline or on-line.

FEE TABLE

Certain Eligible Funds may impose a redemption fee in the future. More detail concerning each Eligible Fund's fees and expenses is contained in the prospectus for each portfolio. Current prospectuses for the Eligible Funds may be obtained by calling 1-800-777-5897.

ELIGIBLE FUND FEES AND EXPENSES FOR YEAR ENDED DECEMBER 31, 2010
(as a percentage of average daily net assets)

                                                                                                     NET
                                       DISTRIBUTION           ACQUIRED    TOTAL   CONTRACTUAL FEE   TOTAL
                                          AND/OR              FUND FEES  ANNUAL    WAIVER AND/OR   ANNUAL
                           MANAGEMENT SERVICE(12B-1)  OTHER      AND    OPERATING     EXPENSE     OPERATING
ELIGIBLE FUND                 FEE          FEES      EXPENSES EXPENSES  EXPENSES   REIMBURSEMENT  EXPENSES
-------------              ---------- -------------- -------- --------- --------- --------------- ---------
METROPOLITAN SERIES FUND,
  INC. -- CLASS B
 BlackRock Bond Income
   Portfolio..............    0.37%        0.25%       0.03%     --       0.65%        0.03%        0.62%/1/
 BlackRock Legacy Large
   Cap Growth
   Portfolio..............    0.73%        0.25%       0.04%     --       1.02%        0.02%        1.00%/2/
 BlackRock Money
   Market Portfolio.......    0.32%        0.25%       0.02%     --       0.59%        0.01%        0.58%/3/
 Davis Venture Value
   Portfolio..............    0.70%        0.25%       0.03%     --       0.98%        0.05%        0.93%/4/
 MFS(R) Value Portfolio...    0.71%        0.25%       0.02%     --       0.98%        0.11%        0.87%/5/

Acquired Fund Fees and Expense are fees and expenses incurred indirectly by a portfolio as a result of investing in shares of one or more underlying portfolios.

Net Total Operating Expenses do not reflect: (1) voluntary waivers of fees or expenses; (2) contractual waivers that are in effect for less than one year from the date of this Prospectus; or (3) expense reductions resulting from custodial fee credits or directed brokerage arrangements.

                                                                 SUPP-WVA-05-11

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-----------
/1/ MetLife Advisers, LLC has contractually agreed, for the period May 1, 2011 through April 30, 2012, to reduce the Management Fee for each Class of the Portfolio to the annual rate of 0.37% for the first $1 billion of the Portfolio's average daily net assets, 0.325% for the next $2.4 billion and 0.25% on amounts over $3.4 billion. This arrangement may be modified or discontinued prior to April 30, 2012 only with the approval of the Board of Directors of the Portfolio.
/2/ MetLife Advisers, LLC has contractually agreed, for the period May 1, 2011 through April 30, 2012, to reduce the Management Fee for each Class of the Portfolio to the annual rate of 0.705% for the amounts over $300 million but less than $1 billion. This arrangement may be modified or discontinued prior to April 30, 2012 only with the approval of the Board of Directors of the Portfolio.
/3/ MetLife Advisers, LLC has contractually agreed, for the period May 1, 2011 through April 30, 2012, to reduce the Management Fee for each Class of the Portfolio to the annual rate of 0.325% for the first $1 billion of the Portfolio's average daily net assets. This arrangement may be modified or discontinued prior to April 30, 2012 only with the approval of the Board of Directors of the Portfolio.
/4/ MetLife Advisers, LLC has contractually agreed, for the period May 1, 2011 through April 30, 2012, to reduce the Management Fee for each Class of the Portfolio to the annual rate of 0.75% for the first $50 million of the Portfolio's average daily net assets, 0.70% for the next $450 million, 0.65% for the next $4 billion and 0.625% on amounts over $4.5 billion. This arrangement may be modified or discontinued prior to April 30, 2012 only with the approval of the Board of Directors of the Portfolio.
/5/ MetLife Advisers, LLC has contractually agreed, for the period May 1, 2011 through April 30, 2012, to reduce the Management Fee for each Class of the Portfolio to the annual rate of 0.65% for the first $1.25 billion of the Portfolio's average daily net assets, 0.60% for the next $250 million and 0.50% on amounts over $1.5 billion. This arrangement may be modified or discontinued prior to April 30, 2012 only with the approval of the Board of Directors of the Portfolio.

The following table shows the minimum and maximum total operating expenses charged by the Eligible Funds that you may pay periodically during the time that you own the Contract.

MINIMUM AND MAXIMUM TOTAL ANNUAL ELIGIBLE FUND OPERATING EXPENSES

                                                                                   MINIMUM MAXIMUM
                                                                                   ------- -------
TOTAL ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Eligible Fund assets, including management fees,
distribution and/or service (12b-1) fees, and other expenses).....................  0.59%   1.02%

INVESTMENTS OF THE ACCOUNT - ELIGIBLE FUNDS

ELIGIBLE FUND                          INVESTMENT OBJECTIVE                   INVESTMENT ADVISER/SUBADVISER
-------------                          -------------------------------------  -----------------------------
METROPOLITAN SERIES FUND, INC. --
  CLASS B
  BlackRock Bond Income Portfolio      Seeks a competitive total return        MetLife Advisers, LLC
                                       primarily from investing in             Subadviser: BlackRock
                                       fixed-income securities.                Advisors, LLC

  BlackRock Legacy Large Cap Growth    Seeks long-term growth of capital.      MetLife Advisers, LLC
   Portfolio                                                                   Subadviser: BlackRock
                                                                               Advisors, LLC

  BlackRock Money Market Portfolio     Seeks a high level of current income    MetLife Advisers, LLC
                                       consistent with preservation of         Subadviser: BlackRock
                                       capital.                                Advisors, LLC

  Davis Venture Value Portfolio        Seeks growth of capital.                MetLife Advisers, LLC
                                                                               Subadviser: Davis Selected
                                                                               Advisers, L.P.

  MFS(R) Value Portfolio               Seeks capital appreciation.             MetLife Advisers, LLC
                                                                               Subadviser: Massachusetts
                                                                               Financial Services Company


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An investment in the BlackRock Money Market Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the BlackRock Money Market Portfolio seeks to preserve the value of your investment at $100 per share, it is possible to lose money by investing in the BlackRock Money Market Portfolio. During extended periods of low interest rates, the yields of the Division investing in the BlackRock Money Market Portfolio may become extremely low and possibly negative.

HIGHLIGHTS

GLOSSARY OF SPECIAL TERMS

GOOD ORDER. A request or transaction generally is considered in "good order" if it complies with our administrative procedures and the required information is complete and accurate. A request or transaction may be rejected or delayed if not in good order. If you have any questions, you should contact us or your sales representative before submitting the form or request.

PAYMENT ON DEATH

If we are presented in good order with notification of your death before any transaction is completed (including any transactions under automated investment or withdrawal strategies), we will cancel the request.

ELECTION OF ANNUITY

In applying for a Contract, you select the Maturity Date and a payment option. The Maturity Date and payment options selected may be changed at any time prior to the Maturity Date. While you may, prior to the Maturity Date, elect to defer the Maturity Date, the consent of the Company is required if on the deferred date the age of the Annuitant at his or her nearest birthday would be more than seventy-five (this requirement may be changed by us).

RETIREMENT PLANS OFFERING FEDERAL TAX BENEFITS

PENALTY TAX FOR PREMATURE DISTRIBUTIONS. For both Qualified and Non-qualified Contracts, taxable distributions taken before the Contract Owner has reached the age of 59 1/2 will be subject to a 10% additional tax penalty unless the distribution is taken in a series of periodic distributions (after separation from service, for 401(a) and 403(b) plans), for life or life expectancy, or unless the distribution follows the death or disability of the Contract Owner. Other exceptions may be available in certain qualified plans. The 10% tax penalty is in addition to any other penalties that may apply under your Contract and the normal income taxes due on the distribution.

SUSPENSION OF MINIMUM DISTRIBUTION RULES DURING 2009. For Required Minimum Distributions ("RMD") following the death of the Contract Owner or annuitant of a Qualified Contract, the five-year rule is applied without regard to calendar year 2009 due to the 2009 RMD Waiver. For instance, if a Contract Owner died in 2007, the five-year period would end in 2013 instead of 2012. The RMD rules are complex, so consult with your tax adviser because the application of these rules to your particular circumstances may have been impacted by the 2009 RMD waiver.

DESIGNATED ROTH ACCOUNT FOR 403(B) PLANS. Recently enacted legislation allows (but does not require) 403(b) plans that offer designated Roth accounts to permit participants to roll their non-Roth account assets into a designated Roth account under the same plan, provided the non-Roth assets are distributable under the plan and otherwise eligible for rollover.

NON-QUALIFIED ANNUITY CONTRACTS. If a non-qualified annuity is owned by a non-natural person (e.g., a corporation), increases in the value of the Contract attributable to Purchase Payments made after February 28, 1986 are includable in income annually and taxed at ordinary income tax rates. Furthermore, for contracts issued after April 22, 1987, if the


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Contract is transferred to another person or entity without adequate consideration, all deferred increases in value will be treated as income for federal income tax purposes at the time of the transfer.

If a non-natural person, such as a trust, is the owner of a non-qualified Contract, the distribution on death rules under the Code may require payment to begin earlier than expected and may impact the usefulness of the living (if any) and/or death benefits. Naming a non-natural person, such as a trust or estate, as a Beneficiary under the Contract will generally, eliminate the Beneficiary's ability to "stretch" or a spousal beneficiary's ability to continue the Contract and the living (if any) and/or death benefits. If a non-natural person, such as a trust, is the owner of a non-qualified contract, the distribution on death rules under the Internal Revenue Code may require payment to begin earlier than expected and may impact the usefulness of the death benefits.

PARTIAL ANNUITIZATIONS (IF AVAILABLE WITH YOUR CONTRACT). Starting in 2011, if your contract allows and you elect to apply less than the entire account value of your Contract to a payout option provided under the Contract ("partial annuitization"), an exclusion ratio will apply to the annuity payments you receive, provided the payout period is for 10 years or more, or for the life of one or more individuals. Your after-tax purchase payments in the Contract will be allocated pro rata between the annuitized portion of the Contract and the portion that remains deferred. Consult your own independent tax adviser before you partially annuitize your Contract.

OTHER TAX CONSIDERATIONS

PUERTO RICO TAX CONSIDERATIONS. The Puerto Rico Internal Revenue Code of 2011 (the "2011 PR Code") taxes distributions from non-qualified annuity contracts differently than in the U.S. Distributions that are not in the form of an annuity (including partial surrenders and period certain payments) are treated under the 2011 PR Code first as a return of investment. Therefore, a substantial portion of the amounts distributed generally will be excluded from gross income for Puerto Rico tax purposes until the cumulative amount paid exceeds your tax basis. The amount of income on annuity distributions (payable over your lifetime) is also calculated differently under the 2011 PR Code. Since the U.S. source income generated by a Puerto Rico bona fide resident is subject to U.S. income tax and the Internal Revenue Service issued guidance in 2004 which indicated that the income from an annuity contract issued by a U.S. life insurer would be considered U.S. source income, the timing of recognition of income from an annuity contract could vary between the two jurisdictions. Although the 2011 PR Code provides a credit against the Puerto Rico income tax for U.S. income taxes paid, an individual may not get full credit because of the timing differences. You should consult with a personal tax adviser regarding the tax consequences of purchasing an annuity contract and/or any proposed distribution, particularly a partial distribution or election to annuitize.

       THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE

             1095 Avenue of the                    (800) 777-5897
               Americas
             New York, NY 10166


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